UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 14, 2005


                             Continucare Corporation
             (Exact name of registrant as specified in its Charter)


                Florida                                         1-12115
     (State of other jurisdiction or                    (Commission File Number)
      incorporation or organization)


7200 Corporate Center Drive, Suite 600
           Miami, Florida                                       33126
(Address of principal executive offices)                      (Zip Code)

                                   59-2716023
                        (IRS Employer Identification No.)


       (305) 500-2000 (Registrant's telephone number, including area code)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

     On September 14, 2005, the Compensation Committee of our Board of Directors approved a Management Incentive Compensation Plan that provides for the payment of cash bonuses to eligible members of our management team, including our senior executive officers. To be eligible to receive a bonus under the plan, eligible employees must be employed by us at the end of our fiscal year ending June 30, 2006, and on the date on which we pay any such bonuses. We presently expect that approximately 30 employees will be eligible to participate in the plan. Under the terms of the plan, we will establish a pool from which any bonuses would be paid in an amount equal to an established percentage of the amount by which our pre-tax earnings for fiscal year ending June 30, 2006, exceeds a pre-determined threshold. We presently expect that for the fiscal year ending June 30, 2006, the pool will be in the range of approximately $200,000 - $300,000, but the ultimate size of the pool is dependent upon our performance for that fiscal year. Any cash bonuses to be paid under the plan will be paid to eligible participants from the pool in amounts approved by our Compensation Committee after considering the recommendations of our Chief Executive Officer. The plan does not obligate us to distribute the entire pool available for distribution.

Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On September 19, 2005, we issued a press release announcing our financial results for the quarter and fiscal year ended June 30, 2005. The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

     (c)  Exhibits

          99.01  Press Release of Continucare Corporation dated
                 September 19, 2005

     The information in this Current Report on Form 8-K, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CONTINUCARE CORPORATION



                                               /s/ Fernando L. Fernandez
                                               ---------------------------------
                                               Fernando L. Fernandez
                                               Senior Vice President-Finance,
                                               Chief Financial Officer,
                                               Treasurer and Secretary

Dated:   September 19, 2005

                                  EXHIBIT INDEX


Description                                                     Exhibit No.
-----------                                                     -----------

Press release, dated September 19, 2005,                        99.01
announcing Continucare Corporation's
financial results for the quarter and fiscal year ended June 30, 2005